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                                                          EXHIBIT 10


                  NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                          AND CONSOLIDATED SUBSIDIARIES
                  -------------------------------------------

                                MATERIAL CONTRACTS


     The following documents of Navistar International Transportation Corp. and its principal subsidiary Navistar Financial Corporation are incorporated herein by reference.

     10.1 Pooling and Servicing Agreement dated as of December 1, 1990, among Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Seller, and Manufacturers Hanover Trust Company as Trustee. Filed on Registration
           No. 33-36767.

     10.2 Navistar 1994 Performance Incentive Plan. Filed as Appendix to Proxy Statement dated January 27, 1994. Commission File No. 1-9618.

     10.3 Indenture dated as of May 3, 1994 between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

     10.4  Indenture dated as of August 3, 1994 between Navistar
           Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

     10.5 Amended and Restated Credit Agreement dated as of November 4, 1994 among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

     10.6 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

     10.7 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and the Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

     10.8  Indenture dated as of May 25, 1995, between Navistar
           Financial 1995-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration 33-55865.














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                                                  EXHIBIT 10 (CONTINUED)


                  NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                          AND CONSOLIDATED SUBSIDIARIES
                  -------------------------------------------

                                MATERIAL CONTRACTS


     10.9 Indenture dated as of November 1, 1995, between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration 33-55825.

     10.10 Amendment No. 2 dated as of March 29, 1996, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995, among Navistar Financial, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

     10.11  Indenture dated as of May 30, 1996, between Navistar
            Financial 1996-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

     10.12 Indenture dated as of November 6, 1996, between Navistar Financial 1996-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

     10.13  Indenture dated as of May 7, 1997, between Navistar
            Financial 1997-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on Registration No. 33-55865.

     10.14 Amendment No. 3 dated as of May 27, 1997, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995 and Amendment No. 2 dated as of March 29, 1996, among the Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 17, 1997. Commission File No. 1-4146-1.

     10.15 Form of Executive Severance Agreement which is executed with all executive officers dated June 16, 1997. Filed as Exhibit
            10.5 to Form 10-Q dated September 12, 1997. Commission File No. 1-5236.

     10.16 Navistar International Corporation Stock Ownership Program. Filed as Exhibit 10.20 to Form 10-Q dated September 12, 1997. Commission File No. 1-5236.

     10.17 Indenture dated as of November 5, 1997, between Navistar Financial 1997-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.










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